Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue
Revenue
Accounting Policies
We adopted Topic 606 Revenue from Contracts with Customers with a date of initial application of January 1, 2018. The comparative information has not been adjusted and continues to be reported under ASC Topic 605 Revenue Recognition. As a result, we changed our accounting policy for revenue recognition as detailed below.
We applied Topic 606 using the modified retrospective method by recognizing the effect of initially applying Topic 606 as an $1.3 million adjustment to the opening balance of retained earnings at January 1, 2018 for all contracts not completed at January 1, 2018. The following table presents the impact from the adoption of Topic 606 on our consolidated balance sheet:

(in thousands)	Balance at December 31, 2017	Topic 606 Adjustments	Balance at January 1, 2018
Accounts receivable	$329,138	$160	$329,298
Accrued and other current liabilities	$244,114	$765	$244,879
Long-term deferred income tax assets	$39,353	$701	$40,054
Retained earnings	$1,247,945	$(1,306)	$1,246,639

The adoption of Topic 606 resulted in higher revenues of $9.4 million for the year ended December 31, 2018, respectively, following primarily the change in the timing of the recognition of milestone payments. The following table summarizes the impacted line items from our consolidated statements of income for the year ended December 31, 2018:

(in thousands, except per share amounts)	Twelve months ended December 31, 2018 under previous standard	Effect of Topic 606	December 31, 2018 As Reported
Net sales	$1,492,464	$9,384	$1,501,848
Income taxes	$36,827	$(1,470)	$35,357
Net income	$182,466	$7,914	$190,380
Basic earnings per common share	$0.81	$0.03	$0.84
Diluted earnings per common share	$0.79	$0.03	$0.82

The impact from the adoption of Topic 606 on our consolidated balance sheet as of December 31, 2018 and consolidated statements of cash flows for the year ended December 31, 2018 was not material.
Nature of Goods and Services
Our revenues are reported net of sales and value added taxes and accruals for estimated rebates and returns and are derived primarily from the sale of consumable and instrumentation products, and to a much lesser extent, from the sale of services, intellectual property and technology. Revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services. We enter into contracts that can include various combinations of products and services, which are generally distinct and accounted for as separate performance obligations. The transaction price is allocated to performance obligations based on their relative stand-alone selling prices.
We offer warranties on our products. Certain of our warranties are assurance-type in nature and do not cover anything beyond ensuring that the product is functioning as intended. Based on the guidance in Topic 606, assurance-type warranties do not represent separate performance obligations. The Company also sells separately-priced service contracts which qualify as service-type warranties and represent separate performance obligations.
We sell our products and services both directly to customers and through distributors generally under agreements with payment terms typically less than 90 days and in most cases not exceeding one year and therefore contracts do not contain a significant financing component.
Consumable and Related Revenue
Consumable Products: In the last three years, revenue from consumable product sales has accounted for approximately 78-80% of our net sales and revenue is recognized when performance obligations under the terms of a contract with a customer are satisfied. The majority of our contracts have a single performance obligation to transfer a product or multiple performance obligations to transfer multiple products concurrently. Accordingly, we recognize revenue when control of the products has transferred to the customer, which is generally at the time of shipment of products as this is when title and risk of loss have been transferred. In addition, invoicing typically occurs at this time so this is when we have a present right to payment. Revenue is measured as the amount of consideration we expect to receive in exchange for transferring products and is generally based upon a negotiated formula, list or fixed price.
Related Revenue: Revenues from related products include software-as-a-service (SaaS), licenses, intellectual property and patent sales, royalties and milestone payments and over the last three years has accounted for approximately 7-9% of our net sales.
SaaS arrangements: Revenue from SaaS arrangements, which allow customers to use hosted software over the contract period without taking possession of the software, is recognized over the duration of the agreement unless the terms of the agreement indicate that revenue should be recognized in a different pattern, for example based on usage.
Licenses: Licenses for on-site software, which allow customers to use the software as it exists when made available, are sold as perpetual licenses or subscriptions. Revenue from on-site licenses are recognized upfront at the point in time at the later of when the software is made available to the customer and the beginning of the license term. When a portion of the transaction price is allocated to a performance obligation to provide support and/or updates, revenue is recognized as the updates/support are provided, generally over the life of the license. Fees from research collaborations include payments for technology transfer and access rights. Royalties from licensees of intellectual property are based on sales of licensed products and revenues are recognized at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied).
Milestone Payments: At the inception of each companion diagnostic co-development arrangement that includes development milestone payments, which represent variable consideration, we evaluate whether the milestones are probable of being reached and estimate the amount to be included in the transaction price using the most likely amount method. If it is probable that a significant revenue reversal would not occur, the associated milestone value is included in the transaction price. Milestone payments that are not within our control, such as milestones which are achieved through regulatory approvals, are considered to be constrained and excluded from the transaction price until those approvals are received. Revenue is recognized following the input method as this is considered to best depict the timing of the transfer of control. This involves measuring actual hours incurred to date as a proportion of the total budgeted hours of the project. At the end of each subsequent reporting period, the proportion of completion is trued-up. We also re-evaluate the probability of achievement of development milestones and any related constraint on a periodic basis, and if necessary, adjust our estimate of the overall transaction price. Any such adjustments are recorded on a cumulative catch-up basis, which would affect revenues and earnings in the period of adjustment.
Instruments
Revenue from instrumentation includes the instrumentation equipment, installation, training and other instrumentation services, such as extended warranty services or product maintenance contracts and over the last three years has accounted for approximately 12-13% of net sales. Revenue from instrumentation equipment is recognized when the customer obtains control of the instrument which is predominantly at the time of delivery or when title has transferred to the customer. Service revenue is recognized over the term of the service period as the customers benefit from the service throughout the service period. Revenue related to services performed on a time-and-materials basis is recognized when performed.
Contract Estimates
The majority of our revenue is derived from contracts (i) with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount in which we have the right to invoice as product is delivered. We have elected the practical expedient not to disclose the value of remaining performance obligations associated with these types of contracts. In addition, we have elected the practical expedient not to disclose the value of remaining performance obligations associated with licenses of intellectual property for which payment is based on sales of the licensed products.
However, we have certain companion diagnostic co-development contracts to provide research and development activities in which our performance obligations extend over multiple years. As of December 31, 2018, we had $36.6 million of remaining performance obligations for which the transaction price is not constrained related to these contracts of which we expect to recognize approximately 50% over the next 12 months and the remainder thereafter.
Revenue expected to be recognized in any future year related to remaining performance obligations, excluding revenue pertaining to contracts that have an original expected duration of one year or less, contracts where revenue is recognized as invoiced, contracts for licenses of intellectual property where payment is based on sales of the licensed products and contracts with variable consideration related to undelivered performance obligations, is not material. Additionally, revenue recognized in the reporting period from performance obligations satisfied, or partially satisfied, in a previous period, is not material.
Contract Balances
The timing of revenue recognition, billings and cash collections can result in billed accounts receivable, unbilled receivables (contract assets), and customer advances and deposits (contract liabilities) in the consolidated balance sheet.
Contract assets as of December 31, 2018 totaled $6.9 million and are included in prepaid expenses and other current assets in the accompanying consolidated balance sheet and relate to the companion diagnostic co-development contracts discussed above. There were no material contract assets as of January 1, 2018.
Contract liabilities primarily relate to advances or deposits received from customers before revenue is recognized and is primarily related to instrument service and software subscription revenue. As of December 31, 2018 and January 1, 2018, the amount of deferred revenue reported as accrued and other current liabilities totaled to $45.4 million and $49.4 million, respectively, and $9.0 million and $6.2 million are reported as other long-term liabilities, respectively. During the year ended December 31, 2018, we satisfied the associated performance obligations and recognized revenue of $44.5 million, respectively, related to advance customer payments previously received.
Practical Expedients and Accounting Policy Elections
We exclude from net sales any value add, sales and other taxes which we collect concurrent with revenue-producing activities. If we perform shipping and handling activities after the transfer of control to the customer (e.g., when control transfers prior to delivery), they are considered as fulfillment activities, and accordingly, the costs are accrued when the related revenue is recognized. As such, shipping and handling fees billed to customers in a sales transaction are recorded in net sales and shipping and handling costs incurred are recorded in sales and marketing expenses. We recognize the incremental costs of obtaining contracts (commissions) as an expense when incurred for contracts that have a duration of one year or less. There were no deferred contract costs recorded at December 31, 2018. We apply the practical expedient to not disclose information about remaining performance obligations from contracts that have original expected duration of one year or less, revenue that is recognized as invoiced and revenue that is recognized based on the sales of the licensed products.
Disaggregation of Revenue
We disaggregate our revenue based on product categories and customer class as shown in the tables below for the years ended December 31, 2018, 2017 and 2016:

	2018
	Consumables and related	Instruments	Total
Molecular Diagnostics	$649,602	$82,197	$731,799
Applied Testing	109,196	27,962	137,158
Pharma	258,487	32,061	290,548
Academia	298,174	44,169	342,343
Total	$1,315,459	$186,389	$1,501,848

	2017
(in thousands)	Consumables and related	Instruments	Total
Molecular Diagnostics	$605,462	$77,702	$683,164
Applied Testing	106,380	30,654	137,034
Pharma	245,187	29,642	274,829
Academia	285,686	36,823	322,509
Total	$1,242,715	$174,821	$1,417,536

	2016
(in thousands)	Consumables and related	Instruments	Total
Molecular Diagnostics	$572,300	$76,874	$649,174
Applied Testing	92,770	27,610	120,380
Pharma	226,367	31,089	257,456
Academia	274,694	36,287	310,981
Total	$1,166,131	$171,860	$1,337,991

Refer to Note 20 "Segment Information" for disclosure of revenue by geographic region.